WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.


<ARTICLE>                     5
<LEGEND>
     THE SCHEDULE  CONTAINS  SUMMARY  FINANCIAL  INFORMATION  EXTRACTED FROM THE
UNAUDITED FINANCIAL  STATEMENTS OF PICK COMMUNICATIONS CORP. FOR MARCH 31, 1996,
AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<MULTIPLIER>                                   1
<CURRENCY>                                     U.S. Dollars

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-START>                                 JAN-01-1996
<PERIOD-END>                                   MAR-31-1996
<EXCHANGE-RATE>                                1
<CASH>                                         27,839
<SECURITIES>                                   7,755,625
<RECEIVABLES>                                  1,029,405
<ALLOWANCES>                                   37,871
<INVENTORY>                                    182,865
<CURRENT-ASSETS>                               4,482,021
<PP&E>                                         109,212
<DEPRECIATION>                                 52,137
<TOTAL-ASSETS>                                 13,023,733
<CURRENT-LIABILITIES>                          3,450,249
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       86,385
<OTHER-SE>                                     7,297,683
<TOTAL-LIABILITY-AND-EQUITY>                   13,023,733
<SALES>                                        512,666
<TOTAL-REVENUES>                               4,112,666
<CGS>                                          598,662
<TOTAL-COSTS>                                  1,209,691
<OTHER-EXPENSES>                               607,353
<LOSS-PROVISION>                               5,193
<INTEREST-EXPENSE>                             10,330
<INCOME-PRETAX>                                7,680,321
<INCOME-TAX>                                   2,154,000
<INCOME-CONTINUING>                            2,896,321
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                4,784,000
<CHANGES>                                      0
<NET-INCOME>                                   5,532,975
<EPS-PRIMARY>                                  0.13
<EPS-DILUTED>                                  0.12

                                       8




Signatures:

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             PICK Communications Corp.


Date:            July 3, 1996                By:   /s/ Diego Leiva
                                                  Diego Leiva
                                                  President and Chief Executive
                                                  Officer


Date:            July 3, 1996                By:   /s/ Karl R. Petersson
                                                  Karl R. Petersson
                                                  Vice President and Chief
                                                  Financial Officer
                                                  (Principal Accounting Officer)


























                                        9

